UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/14/2011

RECON TECHNOLOGY, LTD
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34409

Cayman Islands	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Room 1902, Building C, King Long International Mansion
No. 9 Fulin Road
Beijing, 100107
People's Republic of China
(Address of principal executive offices, including zip code)

86 25 5231 3015
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2011, Mr. Li Hongqi notified the Registrant of his resignation from his position as Chief Marketing Officer. Mr. Li's resignation will be effective as of January 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECON TECHNOLOGY, LTD

Date: January 20, 2011	By:	/s/ Yin Shenping
Yin Shenping
Chief Executive Officer